Exhibit 10.1
Execution Version

FIRST AMENDMENT
FIRST AMENDMENT under the Credit Agreement referred to below, dated as of February 3, 2017 (this “Amendment”), among THE HERTZ CORPORATION, a Delaware corporation (together with its successors and assigns, the “Parent Borrower”), the several banks and other financial institutions parties hereto as Lenders and the Administrative Agent (as defined below).
RECITALS
WHEREAS, the Parent Borrower is party to that certain Credit Agreement, dated as of June 30, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Parent Borrower, the several banks and other financial institutions from time to time parties thereto, Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”), Credit Agricole Corporate and Investment Bank, as syndication agent, and Bank of America, N.A., Bank of Montreal, BNP Paribas, Citibank, N.A., Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A. and Royal Bank of Canada, each as a co-documentation agent; and
WHEREAS, the Parent Borrower has requested that the Lenders consent to the amendments to the Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
Section 2.    Amendment.
(a)    Section 1.1 of the Credit Agreement (Defined Terms) is hereby amended as follows:
(i)        in the definition of “Consolidated EBITDA”, by deleting clause (y) and inserting in lieu thereof the following:
“(y) solely when pro forma effect is to be given to Sales, Purchases or other related transactions for purposes of calculation of the “Consolidated First Lien Leverage Ratio,” “Consolidated Gross Total Corporate Leverage Ratio” and/or “Consolidated Total Leverage Ratio” as applicable, the amount of net cost savings projected by the Parent Borrower in good faith to be realized as the result of actions taken or to be taken on or prior to the date that is 24 months after the Closing Date, or 24 months after the consummation of any such Sale, Purchase or other related transaction, respectively (calculated on a pro forma basis as though such cost savings had been

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realized on the first day of such period), net of the amount of actual benefits realized during such period from such actions (provided that the aggregate amount of such net cost savings included in Consolidated EBITDA pursuant to this clause (y) for any four consecutive quarter period shall not exceed 20% of Consolidated EBITDA for such period (calculated after giving effect to any adjustment pursuant to this clause (y) (which adjustments may be incremental to pro forma adjustments made pursuant to the proviso to the definition of “Consolidated First Lien Leverage Ratio” or “Consolidated Total Corporate Leverage Ratio”) and such cost savings shall be reasonably identifiable and factually supportable as determined in good faith by the Parent Borrower).”
(ii)        by deleting the definition of “Consolidated First Lien Indebtedness” and inserting in lieu thereof the following:
““Consolidated First Lien Indebtedness”: as of any date of determination, an amount equal to (a) the Consolidated Total Corporate Indebtedness (for purposes of this definition, (i) without regard to clause (4) of the definition thereof and (ii) with respect to clause (2) of the definition thereof, without any deduction in respect of any Indebtedness (A) of a Special Purpose Subsidiary secured by a Lien on Customer Receivables or otherwise Incurred in connection with a Financing Disposition of Customer Receivables or (B) otherwise Incurred in connection with a Special Purpose Financing consisting of Customer Receivables) as of such date that is then either (1) secured by Liens on the Collateral securing the Obligations under the Loan Documents or (2) consists of Indebtedness of the type referenced in clause (ii) of the parenthetical above (other than in the case of each of the foregoing clauses (1) and (2), (x) Indebtedness secured by a Lien ranking junior to or subordinated to the Lien securing the Obligations under the Loan Documents and (y) property or assets held in a defeasance or similar trust or arrangement for the benefit of the Indebtedness secured thereby) minus (b) Unrestricted Cash.”
(iii)        by deleting the definition of “Consolidated First Lien Leverage Ratio” and inserting in lieu thereof the following:
““Consolidated First Lien Leverage Ratio”: as of any date of determination, the ratio of (x) Consolidated First Lien Indebtedness as at such date (after giving effect to any Incurrence or Discharge of Indebtedness on such date; provided that for purposes of this definition, (i) Consolidated First Lien Indebtedness shall be calculated, without duplication, after giving pro forma effect to the entire amount of the Outstanding Revolving Commitments and the entire committed amount of any other revolving credit facility (less the aggregate then undrawn and unexpired amount of the then outstanding letters of credit under such revolving credit facility) of the Parent Borrower and its Restricted Subsidiaries that is secured on a pari passu basis by the same Collateral securing the Loans and (ii) until the Netting Cap Fall-Away Date, the amount of Unrestricted Cash deducted pursuant to clause (b) of the definition of “Consolidated First Lien Indebtedness” shall not exceed $500.0 million) to (y) the aggregate amount of Consolidated

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EBITDA for the period of the Most Recent Four Quarter Period ending prior to the date of such determination for which consolidated financial statements of the Parent Borrower are available (in each of the foregoing clauses (x) and (y), determined for any four fiscal quarter period (or portion thereof) ending immediately prior to the Closing Date, on a pro forma basis to give effect to the Spin-Off Transactions as if they had occurred at the beginning of such four quarter period), provided, that:
(1)        if since the beginning of such period the Parent Borrower or any Restricted Subsidiary shall have made a Sale (including any Sale occurring in connection with a transaction causing a calculation to be made hereunder), the Consolidated EBITDA for such period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the assets that are the subject of such Sale for such period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such period;
(2)    if since the beginning of such period the Parent Borrower or any Restricted Subsidiary (by merger, consolidation or otherwise) shall have made a Purchase (including any Purchase occurring in connection with a transaction causing a calculation to be made hereunder), Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such Purchase occurred on the first day of such period; and
(3)        if since the beginning of such period any Person became a Restricted Subsidiary or was merged or consolidated with or into the Parent Borrower or any Restricted Subsidiary, and since the beginning of such period such Person shall have made any Sale or Purchase that would have required an adjustment pursuant to clause (1) or (2) above if made by the Parent Borrower or a Restricted Subsidiary since the beginning of such period, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such Sale or Purchase occurred on the first day of such period.
For purposes of this definition, whenever pro forma effect is to be given to any Sale, Purchase or other transaction, or the amount of income or earnings relating thereto, the pro forma calculations in respect thereof (including in respect of anticipated cost savings or synergies relating to any such Sale, Purchase or other related transaction (subject, in each case, to the provisions and limitations set forth in the definition of “Consolidated EBITDA”)) shall be as determined in good faith by the Parent Borrower. For the avoidance of doubt, the cap on netting of Unrestricted Cash specified in clause (ii) of the proviso to clause (x) above shall terminate and be of no further effect after the Netting Cap Fall-Away Date.”

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(iv)     by deleting the last paragraph of the definition of “Consolidated Total Corporate Leverage Ratio” and inserting in lieu thereof the following:
“For purposes of this definition, whenever pro forma effect is to be given to any Sale, Purchase or other transaction, or the amount of income or earnings relating thereto, the pro forma calculations in respect thereof (including in respect of anticipated cost savings or synergies relating to any such Sale, Purchase or other related transaction (subject, in each case, to the provisions and limitations set forth in the definition of “Consolidated EBITDA”)) shall be as determined in good faith by the Parent Borrower.”
(v)    by deleting the definition of “Outstanding Revolving Commitments” and replacing it with the following:
““Outstanding Revolving Commitments”: as of any date of determination, (a) the aggregate amount of Revolving Commitments at such time minus (b) the aggregate amount of L/C Obligations outstanding pursuant to clause (a) of the definition thereof at such time; provided that the aggregate amount deducted pursuant to this clause (b) of this definition shall not exceed $800.0 million.”
(vi)     by deleting clause (A) in the second parenthetical in clause (i) of the definition of “Maximum Incremental Facilities Amount” and inserting in lieu thereof the following:
“(A) [reserved],”
(vii)        by deleting the reference to “(A)” in the second line of the definition of “Consolidated Total Corporate Indebtedness”;
(viii)    to add the following new definitions, to appear in proper alphabetical order:
“Consolidated Gross Total Corporate Leverage Ratio”: as of any date of determination, the ratio of (x) Consolidated Total Corporate Indebtedness as at such date (after giving effect to any Incurrence or Discharge of Indebtedness on such date; provided that for purposes of this definition, Consolidated Total Corporate Indebtedness shall be calculated without giving effect to the deduction for Unrestricted Cash in clause (4) of the definition of “Consolidated Total Corporate Indebtedness”) to (y) the aggregate amount of Consolidated EBITDA for the period of the Most Recent Four Quarter Period ending prior to the date of such determination for which consolidated financial statements of the Parent Borrower are available (in each of the foregoing clauses (x) and (y), determined for any four fiscal quarter period (or portion thereof) ending immediately prior to the Closing Date, on a pro forma basis to give effect to the Spin-Off Transactions as if they had occurred at the beginning of such four quarter period), provided, that:

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(1)        if since the beginning of such period the Parent Borrower or any Restricted Subsidiary shall have made a Sale (including any Sale occurring in connection with a transaction causing a calculation to be made hereunder), the Consolidated EBITDA for such period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the assets that are the subject of such Sale for such period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such period;
(2)        if since the beginning of such period the Parent Borrower or any Restricted Subsidiary (by merger, consolidation or otherwise) shall have made a Purchase (including any Purchase occurring in connection with a transaction causing a calculation to be made hereunder), Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such Purchase occurred on the first day of such period; and
(3)        if since the beginning of such period any Person became a Restricted Subsidiary or was merged or consolidated with or into the Parent Borrower or any Restricted Subsidiary, and since the beginning of such period such Person shall have made any Sale or Purchase that would have required an adjustment pursuant to clause (1) or (2) above if made by the Parent Borrower or a Restricted Subsidiary since the beginning of such period, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such Sale or Purchase occurred on the first day of such period.
For purposes of this definition, whenever pro forma effect is to be given to any Sale, Purchase or other transaction, or the amount of income or earnings relating thereto, the pro forma calculations in respect thereof (including in respect of anticipated cost savings or synergies relating to any such Sale, Purchase or other related transaction (subject, in each case, to the provisions and limitations set forth in the definition of “Consolidated EBITDA”)) shall be as determined in good faith by the Parent Borrower.
“Corporate Indebtedness”: any Indebtedness that does not constitute Consolidated Vehicle Indebtedness.
“First Amendment Effective Date”: February 3, 2017.
“Netting Cap Fall-Away Date”: the first date on which the Consolidated Gross Total Corporate Leverage Ratio would be equal to or less than 6.00:1.00 as of the last day of two consecutive Most Recent Four Quarter Periods ending after December 31, 2017 for which consolidated financial statements of the Parent Borrower are available.

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“RP Blocker Termination Date”: the first date on which the Consolidated Total Corporate Leverage Ratio would be equal to or less than 4.00:1.00 as of the last day of two consecutive Most Recent Four Quarter Periods for which consolidated financial statements of the Parent Borrower are available.
(b)    Clause (p) of Section 8.2 of the Credit Agreement (Limitation on Liens) is hereby amended by deleting the following language:
“(A) for purposes of so calculating the Consolidated First Lien Leverage Ratio under this clause (i), pro forma effect shall be given to the entire amount of the Outstanding Revolving Commitments and the entire committed amount of any other revolving credit facility (less the aggregate then undrawn and unexpired amount of the then outstanding letters of credit under such revolving credit facility) of the Parent Borrower and its Restricted Subsidiaries that is secured on a pari passu basis by the same Collateral securing the Loans and (B)”
(c)    Clause (b)(vii) of Section 8.5 of the Credit Agreement (Limitation on Restricted Payments) is hereby amended by adding the following proviso at the end of such clause (b)(vii):
“provided, further, that the Parent Borrower shall not make any Restricted Payment that is a dividend or distribution on or in respect of, or a purchase, redemption, retirement or other acquisition for value of, Capital Stock of the Parent Borrower pursuant to this Section 8.5(b)(vii) until the RP Blocker Termination Date;”
(d)    Section 8.9 of the Credit Agreement (Financial Covenant) is hereby amended and restated in its entirety as follows:
“8.9    Financial Covenant.        Commencing with the fiscal quarter ending December 31, 2016, the Parent Borrower shall not permit the Consolidated First Lien Leverage Ratio as at the last day of the Most Recent Four Quarter Period ending during any period set forth below to exceed the ratio set forth below opposite such period below:

Fiscal Quarter Ending	Consolidated First Lien Leverage Ratio
December 31, 2016	3.00:1.00
March 31, 2017	3.25:1.00
June 30, 2017	3.25:1.00
September 30, 2017	3.25:1.00
December 31, 2017, and each March 31, June 30 and September 30 ending thereafter	3.00:1.00
”

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(e)    Section 8 of the Credit Agreement (Negative Covenants) is hereby amended by adding the following as a new Section 8.10 to the Credit Agreement:
“8.10    Limitation on Corporate Indebtedness.        (a) The Parent Borrower will not, and will not permit any Restricted Subsidiary to, Incur any Corporate Indebtedness; provided, however, that the Parent Borrower or any Restricted Subsidiary may Incur Corporate Indebtedness if on the date of the Incurrence of such Corporate Indebtedness, after giving effect to the Incurrence thereof, either (x) the Consolidated Gross Total Corporate Leverage Ratio would be equal to or less than 6.00:1.00 or (y) the Consolidated Total Corporate Leverage Ratio would be equal to or less than 4.25:1.00.
(b)        Notwithstanding the foregoing Section 8.10(a), the Parent Borrower and its Restricted Subsidiaries may Incur the following Corporate Indebtedness:
(i)     Indebtedness Incurred pursuant to the Loan Documents or any other Credit Facility (including but not limited to in respect of letters of credit or bankers’ acceptances issued or created thereunder) and Indebtedness Incurred other than under any Credit Facility, and (without limiting the foregoing), in each case, any Refinancing Indebtedness in respect thereof, in each case under this clause (i) in a maximum principal amount at any time outstanding not exceeding in the aggregate the amount equal to (A) $2,400.0 million, plus (B) in the event of any refinancing of any such Indebtedness, the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses incurred in connection with such refinancing;
(ii)     Indebtedness (A) of any Restricted Subsidiary to the Parent Borrower or (B) of the Parent Borrower or any Restricted Subsidiary to any Restricted Subsidiary; provided, that any subsequent issuance or transfer of any Capital Stock of such Restricted Subsidiary to which such Indebtedness is owed, or other event, that results in such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of such Indebtedness (except to the Parent Borrower or a Restricted Subsidiary) will be deemed, in each case, an Incurrence of such Indebtedness by the issuer thereof not permitted by this clause (ii);
(iii)     any Indebtedness (other than the Indebtedness described in clause (ii) above) outstanding on the First Amendment Effective Date and any Refinancing Indebtedness Incurred in respect of any Indebtedness described in this clause (iii) or Section 8.10(a);
(iv)     (A) Capitalized Lease Obligations in an aggregate principal amount at any time outstanding not exceeding $50.0 million and (B) Purchase Money Obligations, and in each case any Refinancing Indebtedness with respect thereto;

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(v)Indebtedness consisting of accommodation guarantees for the benefit of trade creditors of the Parent Borrower or any of its Restricted Subsidiaries;
(vi)(A) Guarantees by the Parent Borrower or any Restricted Subsidiary of Indebtedness or any other obligation or liability of the Parent Borrower or any Restricted Subsidiary (other than any Corporate Indebtedness Incurred by the Parent Borrower or such Restricted Subsidiary, as the case may be, in violation of this Section 8.10), or (B) without limiting Section 8.2, Indebtedness of the Parent Borrower or any Restricted Subsidiary arising by reason of any Lien granted by or applicable to such Person securing Indebtedness of the Parent Borrower or any Restricted Subsidiary (other than any Indebtedness Incurred by the Parent Borrower or such Restricted Subsidiary, as the case may be, in violation of this Section 8.10);
(vii)Indebtedness of the Parent Borrower or any Restricted Subsidiary (A) arising from the honoring of a check, draft or similar instrument of such Person drawn against insufficient funds, provided that such Indebtedness is extinguished within five Business Days of its Incurrence, or (B) consisting of guarantees, indemnities, obligations in respect of earnouts or other purchase price adjustments, or similar obligations, Incurred in connection with the acquisition or disposition of any business, assets or Person;
(viii)Indebtedness of the Parent Borrower or any Restricted Subsidiary in respect of (A) letters of credit, bankers’ acceptances or other similar instruments or obligations issued, or relating to liabilities or obligations incurred, in the ordinary course of business (including those issued to governmental entities in connection with self-insurance under applicable workers’ compensation statutes), or (B) completion guarantees, surety, judgment, appeal or performance bonds, or other similar bonds, instruments or obligations, provided, or relating to liabilities or obligations incurred, in the ordinary course of business, or (C) Hedging Obligations, entered into for bona fide hedging purposes, or (D) Management Guarantees, or (E) the financing of insurance premiums in the ordinary course of business, or (F) take-or-pay obligations under supply arrangements incurred in the ordinary course of business, or (G) netting, overdraft protection and other arrangements arising under standard business terms of any bank at which the Parent Borrower or any Restricted Subsidiary maintains an overdraft, cash pooling or other similar facility or arrangement or (H) Bank Products Obligations;
(ix)Indebtedness issuable upon the conversion or exchange of shares of Disqualified Stock issued in accordance with Section 8.10(a), and any Refinancing Indebtedness with respect thereto; and

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(x)Indebtedness of the Parent Borrower or any Restricted Subsidiary in an aggregate principal amount at any time outstanding not exceeding $25.0 million.”
Section 3.    Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (such date, the “Effective Date”) on which the following conditions have been satisfied or waived:
(a)        Execution of Amendment. The Administrative Agent shall have received this Amendment executed and delivered by a duly authorized officer of the Parent Borrower, the Required Lenders and the Required Revolving Lenders.
(b)        Fees. The Administrative Agent shall have received for the account of each Revolving Lender that executed and delivered a signature page to this Amendment on or prior to 5:00 PM New York City time on February 3, 2017 a consent fee equal to 0.25% of such Revolving Lender’s outstanding Revolving Commitment under the Credit Agreement.
The Administrative Agent shall give prompt notice in writing to the Parent Borrower of the occurrence of the Effective Date. Each Lender hereby authorizes the Administrative Agent to provide such notice and agrees that such notice shall be irrevocably conclusive and binding upon such Lender.
Section 4.    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Parent Borrower hereby represents and warrants, on the Effective Date, to the Administrative Agent and each Lender that:
(a)    the execution, delivery and performance by the Parent Borrower of this Amendment has been duly authorized by all necessary corporate action on the part of the Parent Borrower, and will not (i) violate any Requirement of Law or Contractual Obligation of such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect, and (ii) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) on any of such Loan Party’s properties or revenues pursuant to any such Requirement of Law or Contractual Obligation;
(b)    this Amendment constitutes a legal, valid and binding obligation of the Parent Borrower, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and
(c)    all representations and warranties contained in the Credit Agreement are, except to the extent that they relate to a particular date, true and correct in all material respects on and as of the Effective Date.

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Section 5.    Effects on Loan Documents; Acknowledgement.
(a)    Except as expressly modified hereby, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and reaffirmed in all respects and shall continue in full force and effect in accordance with its terms and nothing herein can or may be construed as a novation thereof. Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document. Each Loan Party reaffirms on the Effective Date its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as modified by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement, as amended hereby.
(b)    Without limiting the foregoing, each of the Loan Parties party to the Guarantee and Collateral Agreement and the other Security Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that all of its obligations under the Guarantee and Collateral Agreement and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by such Loan Party to the Collateral Agent for the benefit of the Secured Parties and reaffirms the guaranties made by such Loan Party pursuant to the Guarantee and Collateral Agreement, (iii) acknowledges and agrees that the grants of security interests by and the guaranties of such Loan Party contained in the Guarantee and Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to the Amendment, and (iv) agrees that the Borrower Obligations and the Guarantor Obligations (each as defined in the Guarantee and Collateral Agreement) include, among other things and without limitation, the prompt and complete payment and performance by the Parent Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, the Loans.
Section 6.    Expenses. The Parent Borrower agrees to pay or reimburse the Administrative Agent for (1) all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith

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and the transactions contemplated hereby, and (2) the reasonable and documented fees, charges and disbursements of Latham & Watkins LLP, as counsel to the Administrative Agent.
Section 7.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
Section 8.    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
Section 9.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 10.    Miscellaneous. The provisions of Sections 11.13 and 11.15 of the Credit Agreement are incorporated by reference herein and made a part hereof mutatis mutandis.
[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.
THE HERTZ CORPORATION

By:    /s/ R. Scott Massengill
    Name: R. Scott Massengill
    Title: Senior Vice President & Treasurer

[Signature Page to First Amendment]

RENTAL CAR INTERMEDIATE HOLDINGS, LLC

By:    /s/ R. Scott Massengill
    Name: R. Scott Massengill
    Title: Senior Vice President & Treasurer
THRIFTY INSURANCY AGENCY, INC.

By:    /s/ R. Scott Massengill
    Name: R. Scott Massengill
    Title: Vice President & Treasurer
DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

By:    /s/ R. Scott Massengill
    Name: R. Scott Massengill
    Title: Vice President & Treasurer
FIREFLY RENT A CAR LLC

By:    /s/ R. Scott Massengill
    Name: R. Scott Massengill
    Title: Treasurer
HCM MARKETING CORPORATION

By:    /s/ R. Scott Massengill
    Name: R. Scott Massengill
    Title: Vice President & Treasurer
HERTZ CAR SALES LLC

By:    /s/ R. Scott Massengill
    Name: R. Scott Massengill
    Title: Treasurer

[Signature Page to First Amendment]

HERTZ CLAIM MANAGEMENT CORPORATION

By:    /s/ R. Scott Massengill
    Name: R. Scott Massengill
    Title: Vice President & Treasurer
HERTZ GLOBAL SERVICES CORPORATION

By:    /s/ R. Scott Massengill
    Name: R. Scott Massengill
    Title: Vice President & Treasurer
HERTZ LOCAL EDITION CORP.

By:    /s/ R. Scott Massengill
    Name: R. Scott Massengill
    Title: Vice President & Treasurer
HERTZ LOCAL EDITION TRANSPORTING, INC.

By:    /s/ R. Scott Massengill
    Name: R. Scott Massengill
    Title: Vice President & Treasurer
HERTZ SYSTEM, INC.

By:    /s/ R. Scott Massengill
    Name: R. Scott Massengill
    Title: Vice President & Treasurer
HERTZ TECHNOLOGIES, INC.

By:    /s/ R. Scott Massengill
    Name: R. Scott Massengill
    Title: Vice President & Treasurer

[Signature Page to First Amendment]

HERTZ TRANSPORTING, INC.

By:    /s/ R. Scott Massengill
    Name: R. Scott Massengill
    Title: Vice President & Treasurer
RENTAL CAR GROUP COMPANY, LLC

By:    /s/ R. Scott Massengill
    Name: R. Scott Massengill
    Title: Vice President & Treasurer
SMARTZ VEHICLE RENTAL CORPORATION

By:    /s/ R. Scott Massengill
    Name: R. Scott Massengill
    Title: Vice President & Treasurer
DONLEN CORPORATION

By:    /s/ R. Scott Massengill
    Name: R. Scott Massengill
    Title: Vice President & Assistant Treasurer
DOLLAR RENT A CAR, INC.

By:    /s/ R. Scott Massengill
    Name: R. Scott Massengill
    Title: Vice President & Treasurer
DTG OPERATIONS, INC.

By:    /s/ R. Scott Massengill
    Name: R. Scott Massengill
    Title: Vice President & Treasurer

[Signature Page to First Amendment]

DTG SUPPLY, LLC
By: DTG Operations, Inc., Its sole Member/Manager

By:    /s/ R. Scott Massengill
    Name: R. Scott Massengill
    Title: Vice President & Treasurer
THRIFTY CAR SALES, INC.

By:    /s/ R. Scott Massengill
    Name: R. Scott Massengill
    Title: Vice President & Treasurer
THRIFTY, LLC
By: Dollar Thrifty Automotive Group, Inc., Its sole Member/Manager

By:    /s/ R. Scott Massengill
    Name: R. Scott Massengill
    Title: Vice President & Treasurer
THRIFTY RENT-A-CAR SYSTEM, LLC
By: Thrifty, LLC, Its sole Member/Manager,
By: Dollar Thrifty Automotive Group, Inc., Its     sole Member/Manager

By:    /s/ R. Scott Massengill
    Name: R. Scott Massengill
    Title: Vice President & Treasurer
TRAC ASIA PACIFIC, INC.

By:    /s/ R. Scott Massengill
    Name: R. Scott Massengill
    Title: Vice President & Treasurer

[Signature Page to First Amendment]

BARCLAYS BANK PLC,
as a Lender

By:    /s/ Christopher M. Aitkin
    Name: Christopher M. Aitkin
    Title: Assistant Vice President

[Signature Page to First Amendment]

BANK OF AMERICA, N.A.,
as a Lender

By:    /s/ Brian Lukehart
    Name: Brian Lukehart
    Title: Director

[Signature Page to First Amendment]

BANK OF AMERICA, N.A. CANADA BRANCH,
as a LC Issuer and a Lender

By:    /s/ Medina Sales de Andrade
    Name: Medina Sales de Andrade
    Title: Vice President

[Signature Page to First Amendment]

BANK OF MONTREAL,
as a Lender

By:    /s/ Joshua Hovermale
    Name: Joshua Hovermale
    Title: Director

[Signature Page to First Amendment]

BNP PARIBAS,
as a Lender

By:    /s/ Sang W. Han
    Name: Sang W. Han
    Title: Vice President
If a second signature is necessary:

By:    /s/ Ade Adedeji
    Name: Ade Adedeji
    Title: Vice President

[Signature Page to First Amendment]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Thomas L. Savage
    Name: Thomas L. Savage
    Title: Vice President

[Signature Page to First Amendment]

CITIBANK N.A.,
as a Lender

By:    /s/ Akshay Kulkarni
    Name: Akshay Kulkarni
    Title: Vice-President

[Signature Page to First Amendment]

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By:    /s/ Kaye Ea
    Name: Kaye Ea
    Title: Managing Director

By:    /s/ Gordon Yip
    Name: Gordon Yip
    Title: Director

[Signature Page to First Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:    /s/ Marcus Tarkington
    Name: Marcus Tarkington
    Title: Director
If a second signature is necessary:
By:    /s/ Dusan Lazarov
    Name: Dusan Lazarov
    Title: Director

[Signature Page to First Amendment]

GOLDMAN SACHS BANK USA,
as a Lender

By:    /s/ Ushma Dedhiya
    Name: Ushma Dedhiya
    Title: Authorized Signatory

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:    /s/ Robert P. Kellas
    Name: Robert P. Kellas
    Title: Executive Director

[Signature Page to First Amendment]

MIZUHO BANK, LTD.,
as a Lender

By:    /s/ James Fayen
    Name: James Fayen
    Title: Managing Director

[Signature Page to First Amendment]

NATIXIS, NEW YORK BRANCH,
as a Lender

By:    /s/ Gerado Canet
    Name: Gerardo Canet
    Title: Managing Director
If a second signature is necessary:

By:    /s/ Ronald Lee
    Name: Ronald Lee
    Title: Director

[Signature Page to First Amendment]

ROYAL BANK OF CANADA,
as a Lender

By:    /s/ Scott Umbs
    Name: Scott Umbs
    Title: Authorized Signatory

[Signature Page to First Amendment]

THE ROYAL BANK OF SCOTLAND plc,
as a Lender

By:    /s/ Sue Sproule
    Name: Sue Sproule
    Title: Authorized Signatory

[Signature Page to First Amendment]

THE BANK OF NOVA SCOTIA,
as a Lender

By:    /s/ Kim Snyder
    Name: Kim Snyder
    Title: Director

[Signature Page to First Amendment]

UNICREDIT BANK AG, NEW YORK BRANCH,
as a Lender

By:    /s/ Ken Hamilton
    Name: Ken Hamilton
    Title: Managing Director

By:    /s/ Thilo Huber
    Name: Thilo Huber
    Title: Director

[Signature Page to First Amendment]